FREEPORT-McMoRAN COPPER & GOLD

4th Quarter 2010

Earnings Conference Call

PROVEN PERFORMANCE
SHINING FUTURE

January 20, 2011

www.fcx.com

FCX LISTED NYSE

FREEPORT-MCMORAN COPPER & GOLD

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which we discuss factors we believe may affect our potential performance in the future. Forward-looking statements are all statements other than statements of historical facts, such as statements regarding projected ore grades and milling rates, projected production and sales volumes, projected unit net cash costs, projected operating cash flows, projected capital expenditures, the impact of copper, gold, molybdenum and cobalt price changes, reserve estimates, projected commodity prices, projected exploration efforts and results, projected mine production and development plans, the impact of deferred intercompany profits on earnings, liquidity, other financial commitments and tax rates, potential prepayments of debt, projected EBITDA, future dividend payments and potential share purchases. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "intends," "likely," "will," "should," "to be" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration and payment of dividends is at the discretion of the Company's Board of Directors and will depend on the Company's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board. This presentation also includes forward-looking statements regarding mineralized material not included in reserves. The mineralized material described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material not included in reserves will become proven and probable reserves.

In making any forward-looking statements, the person making them believes that the expectations are based on reasonable assumptions. We caution readers that those statements are not guarantees of future performance and our actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause our future results to differ from results anticipated by forward-looking statements include commodity prices, mine sequencing, production rates, industry risks, regulatory changes, political risks, potential effects of violence in Indonesia, documentation of the outcome of the contract review process and the resolution of administrative disputes in the Democratic Republic of Congo, risks related to the investment in McMoRan Exploration Co., weather-related risks, labor relations, environmental risks, litigation results, currency translation risks and other factors described in more detail under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2009, filed with the Securities and Exchange Commission (SEC).

Investors are cautioned that many of the assumptions on which our forward-looking statements are based are likely to change after our forward-looking statements are made, including for example commodity prices, which we cannot control, and production volumes and costs, some aspects of which we may or may not be able to control. Further, we may make changes to our business plans that could or will affect our results. We caution investors that we do not intend to update our forward-looking statements, notwithstanding any changes in our assumptions, changes in our business plans, our actual experience, or other changes, and we undertake no obligation to update any forward-looking statements more frequently than quarterly.

This presentation also contains certain financial measures such as unit net cash costs (credits) per pound of copper and per pound of molybdenum. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are in the supplemental schedule, "Product Revenues and Production Costs," which is available on our internet web site www.fcx.com.

2010 Highlights

- Strong Operating and Financial Performance
- Initiated Restart/Optimization Projects to Add ~500 Million Pounds of Annual Copper Production
- Advanced Growth Projects/Focus on Value Creation
- Substantial Reserve Additions
- Enhanced Financial and Liquidity Position
- Increased Cash Returns to Shareholders

FREEPORT-MCMORAN COPPER & GOLD

4Q10 & 2010 Highlights

Sales Data	4Q10	2010	2009
Copper			
Consolidated Volumes *(mm lbs)*	941	3,896	4,111
Average Realization *(per lb)*	$4.18	$3.59	$2.60
Site Production & Delivery Unit Costs *(per lb)*	$1.46	$1.40	$1.12
Unit Net Cash Costs *(per lb)*	$0.53	$0.79	$0.55
Gold			
Consolidated Volumes *(000's ozs)*	590	1,863	2,639
Average Realization *(per oz)*	$1,398	$1,271	$993
Molybdenum			
Consolidated Volumes *(mm lbs)*	17	67	58
Average Realization *(per lb)*	$16.60	$16.47	$12.36
Financial Results *(in millions, except per share amounts)*			
Revenues	$5,603	$18,982	$15,040
Net Income Attributable to Common Stock	$1,549	$4,273	$2,527
Diluted Earnings Per Share	$3.25	$9.14	$5.86
Operating Cash Flows (1)	$2,055	$6,273	$4,397
Capital Expenditures	$535	$1,412	$1,587
Total Debt	-	$4,755	$6,346
Consolidated Cash	-	$3,738	$2,656

1) *Includes working capital uses of $305 mm in 4Q10, $834 mm in the year 2010, and $770 mm in the year 2009.*

Quarterly Operating Highlights

4Q10 Unit Production Costs

(per pound of copper)

	North America	South America	Indonesia	Africa	Consolidated
Cash Unit Costs					
Site Production & Delivery (1)	$1.65	$1.26	$1.55	$1.48	$1.46
By-Product Credits	(0.44)	(0.27)	(2.81)	(0.68)	(1.14)
Treatment Charges	0.12	0.17	0.19	-	0.16
Royalties (1)	-	-	0.16	0.09	0.05
Unit Net Cash Costs	$1.33	$1.16	$(0.91)	$0.89	$0.53

Sales From Mines for 4Q10 & 4Q09 by Region


North America
South America (3)
Indonesia
Africa (4)
238
302
17 (2)
16 (2)
340
354
295
269
565
528
68
64
Cu mm lbs
Mo mm lbs
Cu mm lbs
Cu mm lbs
Au 000's ozs
Cu mm lbs
4Q10 4Q09 4Q10 4Q09 4Q10 4Q09 4Q10 4Q09 4Q10 4Q09 4Q10 4Q09

(1) Production costs include profit sharing in South America and severance taxes in North America.
(2) Includes 2 mm lbs in 4Q10 and 1 mm lbs in 4Q09 from South America.
(3) Gold sales totaled 24k ozs in 4Q10 and 22k ozs in 4Q09.
(4) Cobalt sales totaled 7 mm lbs in 4Q10.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" on FCX's web site.

FREEPORT-MCMORAN COPPER & GOLD

Strong Markets



LME Copper Price
LME & COMEX Exchange Stocks*
000's Metric Tons
Cents Per Pound
2,250
2,000
1,750
1,500
1,250
1,000
750
500
250
0
450
400
350
300
250
200
150
100
50
0
Jan-99 Jul-99 Jan-00 Jul-00 Jan-01 Jul-01 Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09 Jul-09 Jan-10 Jul-10 Jan-11

*LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.



London Gold Price ($/oz)
$1,500
$1,250
$1,000
$750
$500
$250
$0
Jan-99 Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11



Molybdenum Price* ($/lb)
$40
$35
$30
$25
$20
$15
$10
$5
$0
Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10

* Metals Week – Molybdenum Dealer Oxide Price

Value Creation Focus


MINERAL RESOURCES
RESERVE ADDITIONS
INVESTMENT IN ATTRACTIVE DEVELOPMENT PROJECTS
PRODUCTION GROWTH
CASH FLOWS/ RETURNS

Preliminary Reserves at 12/31/10

Consolidated Proven & Probable Reserves

	Copper billion lbs	Molybdenum billion lbs	Gold million ozs
Reserves @ 12/31/09 [(1)]	**104.2**	**2.59**	**37.2**
Additions/revisions*	20.2	0.87	0.2
Production	(3.9)	(0.07)	(1.9)
Net change	16.3	0.80	(1.7)
Reserves @ 12/31/10 [(2)]	**120.5**	**3.39**	**35.5**
* as % of 2010 production	519%	1,211%	9%

	Copper billion lbs	Molybdenum billion lbs	Gold million ozs
Reserves @ 12/31/99	**93.2**	**2.14**	**51.4**
Additions/revisions*	69.9	1.91	12.1
Production	(42.6)	(0.66)	(28.0)
Net change	27.3	1.25	(15.9)
Reserves @ 12/31/10 [(2)]	**120.5**	**3.39**	**35.5**
* as % of production	164%	290%	43%

(1) Long-term prices of $1.60/lb copper, $8/lb molybdenum and $550/oz gold
(2) Long-term prices of $2.00/lb copper, $10/lb molybdenum, and $750/oz gold
Note: Reserves as of 12/31/99 are pro forma

12/31/10 Copper Reserves by Geographical Region


North America 35%
South America 31%
Indonesia 27%
7%
Africa

Copper Reserves & Mineralized Material

as of 12/31/10


billion lbs of copper
120
at $2.00 Cu price
230
Mineralized Material (b)
(contained copper)
at $2.20 Cu price
Reserves
110 billion lbs
Reserves (a)
(recoverable copper)
Reserves (a) & Mineralized Material (b)

12/31/10 Mineralized Material (b) by Geographical Region


North America 54%
South America 17%
Indonesia 17%
12% Africa

(a) PRELIMINARY ESTIMATE of recoverable proven and probable copper reserves using a long-term average copper price of $2.00/lb; 98 billion pounds net to FCX's interest.

(b) PRELIMINARY ESTIMATE of consolidated contained copper resources using a long-term copper price of $2.20/lb. **Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves. See Cautionary Statement.**

Significant Reserve Additions

Since 12/31/06

+43 billion lbs Cu* Post-Merger


Candelaria/Ojos
Bagdad
Morenci
Sierrita
Cerro Verde
Tenke
Balance, net

2010 Additions

+20 billion lbs Cu*


Cerro Verde 20%
Morenci 26%
Bagdad 17%
Sierrita 27%
Chino 7%
3%
Candelaria/Ojos

** Preliminary proven and probable reserves as of 12/31/10 totaled 120 bn lbs. and were based on a long-term average copper price of $2.00/lb.*

See Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

FM Americas
Defining the Sulfide Potential


Oxide
Sulfide


Leached/
Oxide Capping
Chalcocite
Chalcopyrite
Porphyritic
Intrusions

FREEPORT-MCMORAN COPPER & GOLD

Development Project Update

North America

Morenci

Mill Restart & Ramp-up

- Mill averaged 42K t/d during 4Q10 & 26K t/d in 2010

Increase Mine Rate

- Averaged 566K t/d in 4Q10 & 484K t/d in 2010; continue ramp-up to 635K t/d
- Further rate increases being evaluated

Potential Mill Expansion

- Evaluating potential investment in new mill


Morenci Mill Facility

Development Project Update
North America



Miami Mine Restart

- Began stripping activities in 1Q10; 4Q10 mining rate of ~150K t/d
- Ramp up to 100MM lbs Cu/year
- $40MM project, primarily mining equipment
- 12/31/10 reserves of ~550MM lbs Cu*
- Additional drilling on-going in district

Safford Sulphur Burner

- $150MM project with completion in 2Q11
- Reduces external purchases of acid, reduces transportation costs & provides more cost-effective source of acid
- Positive for long-term future of district, including Lone Star


Safford Sulphur Burner

*Estimated using a long-term price of $2.00/lb for copper

Development Project Update
North America

Chino Restart

- Initiating restart of mining & milling activities
  - ~$150mm in restart costs
  - Incremental Cu: 100mm lbs/year in 2012 & 2013 and 200mm lbs in 2014
  - Attractive economics
- At 12/31/10, remaining reserves, excluding metal in stockpiles, totals 2.6 billion lbs Cu*

4Q10 Milestones

- Ahead of schedule on hiring workforce
- Initiated certain mining in advance of ramp-up of pit operations
- Started repair work on mine & mill equipment


Chino Mill Facilities

*Estimated using a long-term average price of $2.00/lb for copper; 12/31/09 reserves (excluding stockpiles) totaled 1.1 billion lbs using a long-term average price of $1.60/lb for copper

FREEPORT-McMoRAN COPPER & GOLD

Development Project Update
South America

El Abra Sulfolix

- Large sulfide mineral deposit underlying current oxide pit
- Project extends life 10+ years – ~300MM lbs Cu/yr aggregate
- New leach pad & modifications to existing crushing plant
- Initial phase 80% complete
- Approximate $725MM project through 2015 with $565MM* for initial phase to be completed in 2Q 2011
- Studies initiated for potential major mill project

** approximately $360mm spent to-date*

Sulfolix First Stacking
January 2011



Development Project Update

South America

Cerro Verde Expansion

- Debottleneck Project
  - Completed $50MM project
  - Increased mill rate from 108K t/d to 120K t/d
  - 30MM lbs Cu/year of incremental metal at low cash cost



Cerro Verde Mill Facilities

- Evaluating large-scale concentrator expansion
  - Positive exploration/reserve additions
  - Current reserve life of 78 years
  - Range of expansion options are being considered (incremental 120K t/d to 240K t/d)
  - Feasibility study is expected to be completed in 2Q 2011

FREEPORT-MCMORAN COPPER & GOLD

Long-Term Underground Mine Development in Indonesia



Work continues on the development of our underground reserves. In 2010, we completed a record 44 km of underground development.

- Significant undeveloped UG reserves
  - Aggregate reserves of 37 billion lbs Cu & 33 million ozs Au
- DOZ expanded to 80K t/d
- Initiated mining at Big Gossan – full rates of 7K t/d by late 2012
- Grasberg Block Cave – ramp-up to commence on completion of open pit
- Deep MLZ – completed Feasibility Study with start-up as DOZ depletes
- Underground production expected to reach 240K t/d
- PT-FI's share of UG development expected to average $470 MM/year over next five years

FREEPORT-MCMORAN COPPER & GOLD

Tenke Fungurume

- Mill operated at 11K t/d in 4Q10 & 10K t/d in 2010, above 8K t/d design capacity
- Sold 68MM lbs Cu & 7MM lbs Co in 4Q10 and 262MM lbs Cu & 20MM lbs Co in 2010
- Cu production expected to increase to 290MM lbs/year in 2011
- Potential to add additional 100-200 mm lbs cu over next 2-3 years
- Exploration activities continue to support opportunities for future expansion
- Completed contract review process with DRC government


Mill


Tankhouse

Climax Restart


SAG & Ball Mill


Pebble Crusher Foundation

- Advancing construction to provide flexibility for start-up
  - Completed pebble crusher & stockpile dome ring foundations
  - Mill foundations ready for shells & assembly commenced
  - Flotation cell foundations nearing completion
- Mine development to commence in 2011
- $700mm project with estimated remaining costs of $450mm
  - $350mm estimated in 2011
  - 30mm pounds with expansion options
- Continue to evaluate start-up timing

FCX Announced Copper Additions To Date

Additional

Annual Copper

+~500mm lbs


40
30
200
100
125
Tenke Mill & Mine Rate Increase (2011)
Cerro Verde Debottleneck (2011)
Chino Mine & Mill Restart
(ramp-up in 2012*)
Miami Mine Restart (2012)
Morenci Mill Restart &
Mine Rate Increase (2011)

Low cost projects to add production relatively quickly

** expected to reach 200mm lbs in 2014*

FCX Copper Projects

billion lbs copper annually

Replacement Projects



El Abra
Sulfolix
0.3
Grasberg Underground
1.1

1.4 billion lbs Cu

Potential New Copper Sources



SA Projects
0.85
Tenke Oxide
0.25
0.6
NA Projects

1.7 billion lbs Cu

Other Opportunities

- Tenke Sulfides
- NA Mill Projects (Sierrita, Bagdad, Ajo, Safford)
- Lone Star

Potential to invest $8 to $10 billion for projects over next 5 years

FREEPORT-MCMORAN
COPPER & GOLD

Exploration Targets in Major Mineral Districts


Safford/Lone Star/Morenci District
Cerro Verde
Tenke Fungurume/Africa
Grasberg/Indonesia

Exploration
<u>in 2011e</u>
$200 million


North America 35%
South America 33%
3%
17% Indonesia
Africa 12%

Australasia & Other Areas

Note: FCX's consolidated share; e = estimate. See Cautionary Statement.

2011 Outlook

- **Sales Outlook:**
  - *Copper: 3.85 Billion lbs.*
  - *Gold: 1.4 Million ozs.*
  - *Molybdenum: 70 Million lbs.*
- **Unit Net Cash Cost (1):**
  - *$1.10/lb*
- **Operating Cash Flows (2):**
  - *~$8 Billion (@$4.25 copper)*
  - *Each 10¢/lb Change in Copper = $300 MM in 2011*
- **Capital Expenditures:**
  - *$2.5 Billion*

(1) Assumes average prices of $1,350/oz for gold and $15/lb for molybdenum in 2011.

(2) Assumes prices of $1,350/oz gold, and $15/lb molybdenum in 2011; each $50/oz change in gold would have an approximate $55 MM impact, and each $2.00/lb change in molybdenum would have an approximate $80 MM impact.

NOTE: Amounts are projections; see cautionary statement.

Near-Term Sales Profile

Excludes current projects under evaluation

Copper Sales (billion lbs)


5
4
3
2
1
0
3.9
3.85
4.1
4.2
2010
2011e
2012e
2013e

Note: Consolidated copper sales include approximately 756 mm lbs in 2010, 740 mm lbs in 2011e, 760 mm lbs in 2012e, and 775 mm lbs in 2013e for noncontrolling interest; excludes purchased copper.

Gold Sales (million ozs)


2
1
0
1.9
1.4
1.3
1.7
2010
2011e
2012e
2013e

Note: Consolidated gold sales include approximately 184k ozs in 2010, 145k ozs in 2011e, 130k ozs in 2012e, and 165k ozs in 2013e for noncontrolling interest.

Molybdenum Sales (million lbs)


100
80
60
40
20
0
67
70
70
70
2010
2011e
2012e
2013e

e = estimate. See Cautionary Statement.

Projects Under Evaluation

North America

- Further increases to Morenci/Safford mining rates
- Plans for Twin Buttes/Sierrita district
- Climax Start-up timing
- Major mill projects for sulfide development

South America

- Major expansion at Cerro Verde
- El Abra mill project

Africa

- Tenke oxides
- Long-term sulfide potential

2011e Quarterly Payable Metal Sales

Copper Sales (million lbs)


1,250
1,000
750
500
250
0
840
965
1,035
1,015
1Q11e
2Q11e
3Q11e
4Q11e

Note: Consolidated copper sales include approximately 160 mm lbs in 1Q11e, 185 mm lbs in 2Q11e, 195 mm lbs in 3Q11e and 200 mm lbs in 4Q11e for noncontrolling interest; excludes purchased copper.

Gold Sales (thousand ozs)


800
600
400
200
0
325
295
425
385
1Q11e
2Q11e
3Q11e
4Q11e

Note: Consolidated gold sales include approximately 35k ozs in 1Q11e, 30k ozs in 2Q11e, 42k ozs in 3Q11e and 38k oz in 4Q11e for noncontrolling interest.

Molybdenum Sales (million lbs)


25
20
15
10
5
0
17
17
18
18
1Q11e
2Q11e
3Q11e
4Q11e

e = estimate. See Cautionary Statement.

2010 and 2011e Sales by Region

2010 Sales by Region


North America
1,085
Cu
mm lbs
67(1)
Mo
mm lbs
South America
1,335
Cu
mm lbs
0.1
Au
mm ozs
Indonesia
1,214
Cu
mm lbs
1.8
Au
mm ozs
Africa
262
Cu
mm lbs
20
Co
mm lbs

2011e Sales by Region


North America
1,230
Cu
mm lbs
70(1)
Mo
mm lbs
South America
1,320
Cu
mm lbs
0.1
Au
mm ozs
Indonesia
1,020
Cu
mm lbs
1.3
Au
mm ozs
Africa
285
Cu
mm lbs
20
Co
mm lbs

(1) Includes molybdenum produced in South America.
Note: e = estimate. See Cautionary Statement.

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2010 and 2011e Unit Production Costs by Region

2010

(per pound of copper)

Cash Unit Costs	North America	South America	Indonesia	Africa	Consolidated
Site Production & Delivery (1)	$1.50	$1.21	$1.53	$1.40	$1.40
By-product Credits	(0.35)	(0.21)	(1.92)	(0.58)	(0.81)
Treatment Charges	0.09	0.15	0.22	-	0.15
Royalties (1)	-	-	0.13	0.08	0.05
Unit Net Cash Costs (Credits)	$1.24	$1.15	$(0.04)	$0.90	$0.79

2011e

(per pound of copper)

Cash Unit Costs (2)	North America	South America	Indonesia	Africa	Consolidated
Site Production & Delivery (1)	$1.73	$1.32	$2.08	$1.41	$1.66
By-product Credits	(0.44)	(0.24)	(1.81)	(0.65)	(0.75)
Treatment Charges	0.10	0.17	0.17	-	0.14
Royalties (1)	-	-	0.16	0.09	0.05
Unit Net Cash Costs	$1.39	$1.25	$0.60	$0.85	$1.10

(1) Production costs include profit sharing in South America and severance taxes in North America.

(2) Estimates assume average prices of $4.25/lb for copper, $1,350/oz for gold, $15/lb for molybdenum and $14/lb for cobalt for 2011. Quarterly unit costs will vary significantly with quarterly metal sales volumes.

Unit net cash costs for 2011 would change by ~$0.02/lb for each $50/oz change in gold and for each $2/lb change in molybdenum.

Note: e = estimate. See Cautionary Statement.

Reconciliation of Unit Cash Costs

Consolidated

	¢ per lb of copper
2010	**79¢**
Grasberg, primarily lower volumes (a)	**21**
North America (b)	**6**
South America (c)	**4**
Africa	**0**
Total	**31**
2011e	**110¢**

(a) lower sales volumes and higher commodity-based input costs; copper and gold volumes are 16% and 26% lower, respectively

(b) higher site operating costs as a result of higher mining & milling rates partly offset by higher volumes; estimated copper volumes are up 13%

(c) higher operating costs as a result of higher mining rates and higher input costs

EBITDA and Cash Flow at Various Copper Prices

Average EBITDA*

($1,200 Gold & $12 Molybdenum)



(US$ billions)
$15
$12
$9
$6
$3
$0
Cu $3.50/lb
Cu $4.00/lb
Cu $4.50/lb

Average Operating Cash Flow (excluding Working Capital changes)*

($1,200 Gold & $12 Molybdenum)



(US$ billions)
$10
$8
$6
$4
$2
$0
Cu $3.50/lb
Cu $4.00/lb
Cu $4.50/lb

*Based on operating plans, volumes and costs for average of 2011e & 2012e.

Note: For 2011e/2012e average, each $50/oz change in gold approximates $70 million to EBITDA and $40 million to operating cash flow; each $2.00/lb change in molybdenum approximates $120 million to EBITDA and $100 million to operating cash flow. EBITDA equals operating income plus depreciation, depletion and amortization.

e = estimate. See Cautionary Statement.

Sensitivities

Change	EBITDA	Operating Cash Flow
	(US$ millions)	
Copper: -/+ $0.10/lb	$375	$260
Molybdenum: -/+ $1.00/lb	$60	$50
Gold: -/+ $50/ounce	$70	$40
Diesel(1): -/+ 10%	$70	$40
Purchased Power(2): -/+ 10%	$45	$25
Currencies(3): +/- 10%	$120	$70

(1) $2.80/gallon base case assumption.

(2) 7.0¢/kWh base case assumption.

(3) U.S. Dollar Exchange Rates: 500 Chilean peso, 9,000 Indonesian rupiah, $0.95 Australian dollar, $1.34 Euro, 2.85 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against foreign currencies equates to a cost benefit of noted amounts.

NOTE: Based on 2011e/2012e average. Operating cash flow amounts exclude working capital changes. e = estimate. See Cautionary Statement.

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Capital Expenditures (1)

Excludes current projects under evaluation


(US$ billions)
Major Projects
All Other
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.4
0.7
0.7 (2)
$2.5
1.2
1.3 (3)
$2.1
1.2
0.9 (4)
2010
2011e
2012e

(1) Capital expenditure estimates will continue to be reviewed and revised subject to market conditions.
(2) Primarily includes El Abra sulfide, Grasberg underground development, Climax construction activities and Safford sulphur burner.
(3) Primarily includes Grasberg underground development, Climax construction activities and El Abra sulfide.
(4) Primarily includes Grasberg underground development.
Note: Includes capitalized interest. Excludes capital expenditures for Projects Under Evaluation (slide 26).
e= estimate. See Cautionary Statement.

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Balance Sheet


(US$ billions)
Total Debt
$20
$15
$10
$5
$0
$17.6 (1)
$7.4
$4.8
At Time of PD Acquisition in March 2007
12/31/08
12/31/10

	At Time of PD Acquisition in March 2007	12/31/08	12/31/10
Consolidated Cash	*$3.4*	*$0.9*	*$3.7*
Net Debt	*$14.2*	*$6.5*	*$1.0*

- ***Repaid $2.6 bn in Debt Since YE 2008 (35% Reduction)***
- ***Significant Liquidity***
- ***Strong Credit Metrics***
- ***No Near-term Maturities***
- ***Investment Grade Rated by S&P, Moody's, Fitch***

(1) Pro Forma year-end 2006 total debt of $1.6 billion plus $16 billion in acquisition debt.

Investment in McMoRan Exploration Co. (MMR)

- Completed Purchase of $500 MM in MMR 5¾% Perpetual Preferred Stock on 12/30/10
- Preferred Stock Convertible Into 31.25 MM Shares of MMR Common Stock at $16 per share
- Several High Potential Wells in Progress
- Opportunity for Significant Value

Financial Policy

- Maintain Strong Balance Sheet & Liquidity Position
- Invest in Attractive Growth Projects
- Opportunistic Debt Repayment
- December 2010 Board Actions
  - $1.00/Share Supplemental Common Stock Dividend (Paid December 2010)
  - 2-for-1 Stock Split (Effective February 1, 2011)
- Current Common Stock Dividend Rate: $2.00/Share per Annum ($1.00/Share Post-split)
- Board to Review Financial Policy on an Ongoing Basis

FCX Investment Summary

- World's Premier Publicly Traded Copper Company
- World's Largest Molybdenum Producer & Significant Gold Producer
- Long-lived Reserves, Geographically Diverse Operations
- Flexible Operating Structure Can Respond to Varying Market Conditions
- Significant Reserve Growth

Reference Slides

FREEPORT-MCMORAN COPPER & GOLD

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2011e-2015e

2011e – 2015e PT-FI Share
Total: 5.9 billion lbs copper
Annual Average: 1.2 billion lbs

2011e – 2015e PT-FI Share
Total: 8.3 million ozs gold
Annual Average: 1.7 million ozs



Copper, billion lbs
Gold, million ozs
1.0
1.3
1.0
1.2
1.1
1.6
1.2
1.7
1.6
2.5
2011e
2012e
2013e
2014e
2015e

e = estimate. Amounts are projections; see Cautionary Statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

FREEPORT-MCMORAN
COPPER & GOLD

Grasberg Open Pit



9N
8E
9S
N

Mining Sequence in 2011

Copper Equivalent Cross Section


A
B
8E and 9N are the Primary Ore Pushbacks in 2011
9S
9N*
End 2010
8E
1Q11
Grasberg Plan View
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

Mining Sequence in 2011

Copper Equivalent Cross Section



A
B
8E and 9N are the Primary Ore Pushbacks in 2011
9S
9N*
End 2010
8E
1Q11
2Q11
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

Mining Sequence in 2011

Copper Equivalent Cross Section



A
B
9S
8E and 9N are the Primary Ore Pushbacks in 2011
9N*
3Q11
End 2010
8E
1Q11
2Q11
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

Mining Sequence in 2011

Copper Equivalent Cross Section


A
B
8E and 9N are the Primary Ore Pushbacks in 2011
9S
9N*
3Q11
End 2010
8E
1Q11
2Q11
4Q11
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

Mining Sequence in 2012

Copper Equivalent Cross Section


A
B
9N is the Primary Ore Pushback in 2012
9S
9N
8E
End
2011
2012
Grasberg Plan View
A
B
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2013

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2013
9S
9N
End
2012
2013
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2014

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2014
9S
9N
End
2013
2014
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2015

Copper Equivalent Cross Section


A
B
9S is the Primary Ore Pushback in 2015
Grasberg Plan View
A
B
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
9S
End 2014
2015

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2016

Copper Equivalent Cross Section



A
B
9S is the Primary Ore Pushback in 2016
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
End
2015
9S
2016

Site Operating Costs by Category

Consolidated


Materials
34%
Manpower
30%
Other
13%
Energy
19%
4%
Acid

2010


33%
31%
12%
20%
4%

2011e

Note: e = estimate. See Cautionary Statement.